Exhibit 10.3

Execution Version

SECURITY AND PLEDGE AGREEMENT FOR OBLIGATIONS OF ICA-T

SECURITY AND PLEDGE AGREEMENT FOR OBLIGATIONS OF ICA-T, dated as of May 15, 2017 (this “Agreement”), made by Icagen, Inc., a Delaware corporation with offices located at 4222 Emperor Blvd., Suite 350, Research Triangle Park, Durham, NC, 27703 (the “Parent”), Icagen-T, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Parent with offices located at 2090 E. Innovation Park Drive, Oro Valley, Arizona 85755 (“ICA-T”) and each of the undersigned direct and indirect Domestic Subsidiaries (as defined below) from time to time (together with ICA-T and the Parent, collectively, the “Grantors” and each a “Grantor”), in favor of GPB Debt Holdings II, LLC (in its capacity as collateral agent for itself as purchaser of the Notes (as defined below) and each other Person who may become a Noteholder (as defined below), the “Collateral Agent;” and in its capacity as the purchaser of the Notes, the “Buyer”), pursuant to the Securities Purchase Agreement, dated as of May 15, 2017 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, the Parent, ICA-T and the Buyer are parties to the Securities Purchase Agreement, pursuant to which, among other items (i) ICA-T issued and sold an $8,000,000 aggregate principal amount senior secured convertible note of ICA-T (as such may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time (the “ICA-T Note”), and (ii) the Parent issued and sold, among other securities, a $2,000,000 aggregate principal amount senior secured convertible note of the Parent (as such may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time (the “Parent Note” and together with the ICA-T Note, collectively, the “Notes), to the Buyer;”

WHEREAS, the Parent and certain other Grantors from time to time (other than ICA-T) (each a “Guarantor” and collectively, the “Guarantors”) may execute and deliver one or more guaranties including, but not limited to, that Guaranty of Obligations of ICA-T (as defined below) in form and substance acceptable to and in favor of the Collateral Agent, for the benefit of itself as a Noteholder and any other Noteholder with respect to all of (i) ICA-T’s obligations under the ICA-T Note, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), and (ii) the Parent’s obligations under the ICA-T Note;

WHEREAS, it is a condition precedent to the Buyer’s obligation to purchase the ICA-T Note, (and the Parent Note and the Parent Warrant) issued pursuant to the Securities Purchase Agreement, that the Grantors (including ICA-T) shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent, for the benefit of itself as a Noteholder and any other Noteholder, of a valid, enforceable, and perfected security interest in all personal property of each Grantor to secure all of (i) ICA-T’s obligations under the Transaction Documents, (ii) the Grantors’ (other than ICA-T) obligations under the Guaranty of Obligations of ICA-T, and (iii) the Parent’s obligations under the ICA-T Note; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly and/or indirectly benefits, and is in the best interest of, such Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and such other consideration which the parties hereto recognize and acknowledge the sufficiency of and in order to induce the Buyer to perform its obligations under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the benefit of the Collateral Agent and the Noteholders, as follows:

SECTION 1. Definitions.

(a)       Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in the Code (as defined below), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code except as the Collateral Agent may otherwise determine.

(b)       The following terms shall have the respective meanings provided for in the Code: “Accounts” “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c)       As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and any officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Buyer” shall have the meaning set forth in the recitals hereto.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of such Person), and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

2

“Closing Date” means the date of the sale by (i) ICA-T of the ICA-T Note, and (ii) the Parent of the Parent Note and the Parent Warrant to the Buyer pursuant to the terms of the Securities Purchase Agreement.

“Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Collateral” shall have the meaning set forth in Section 2(a) of this Agreement.

“Collateral Agent” shall have the meaning set forth in the preamble hereto.

“Controlled Account Agreement” means a deposit account control agreement or securities account control agreement with respect to a Pledged Account, in form and substance satisfactory to the Collateral Agent, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Controlled Accounts” means the Deposit Accounts, Commodity Accounts, Securities Accounts, and/or Foreign Currency Controlled Account of the Grantors listed on Schedule I attached hereto.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Event of Default” shall have the meaning set forth in Section 4(a) of the ICA-T Note.

3

“Excluded Collateral” means (A) the voting Capital Stock of any Foreign Subsidiary to the extent that (i) such Capital Stock represents more than 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary and (ii) to the extent the pledge thereof is prohibited by the laws of such Foreign Subsidiary’s Organization or pledging more than 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary would result in a material adverse tax consequence to a Grantor, (B) accounts receivable and/or Inventory of each Grantor, but only if and to the extent as of any time of determination any such Grantor’s accounts receivable and/or Inventory is being factored pursuant to an existing accounts receivable and/or Inventory financing arrangement between the provider of such financing and such Grantor, provided at all times commencing on the Closing Date (as defined in the Securities Purchase Agreement) that a Grantor’s accounts receivable and/or Inventory does not constitute Excluded Collateral pursuant to (B) of this definition of Excluded Collateral, such shall constitute Collateral and the Collateral Agent for the benefit of itself as a Noteholder and any other Noteholders shall have a senior secured security interest in and a valid, enforceable perfected senior priority Lien on such Grantor’s accounts receivable and/or Inventory and the Parent and each Grantor shall take at any time and from time to time any and all action necessary and/or as reasonably requested by the Collateral Agent to effectuate the same including, but not limited to, providing an opinion of legal counsel to the Parent relating to the above in form and substance satisfactory to the Collateral Agent, and (C) the Capital Stock of ICA-T; provided, the Capital Stock of ICA-T shall not be considered Excluded Collateral and shall constitute Collateral and “Pledged Equity” and ICA-T shall be a Pledged Entity commencing on the first calendar day following the date that the Master Services Agreement dated July 15, 2016 by and between Sanofi US Services, Inc. (“Sanofi”) and ICA-T (as amended, restated and/or otherwise modified, the “MSA”) shall not prohibit the Capital Stock of ICA-T from being pledged as Collateral (the “Restriction End Date”) and in connection therewith, ICA-T and the Parent shall take any and all such actions necessary and/or requested by the Collateral Agent to satisfy the Collateral Agent that such and the following has been effectuated and that the Collateral Agent for the benefit of itself as a Noteholder and any other Noteholders has a senior secured security interest in and a perfected senior priority Lien on the Capital Stock of ICA-T and that the Capital Stock of ICA-T is not directly and/or indirectly subject to any security interest and/or Lien of Sanofi and/or any other Person (except the Collateral Agent for the benefit of itself as a Noteholder and the holder of the Parent Note and any other Noteholder and/or other holder of a Parent Note) including, but not limited to, providing an opinion of legal counsel to the Parent relating to the above in form and substance satisfactory to the Collateral Agent (the “ICA-T Capital Stock Actions”).

“Foreign Currency Controlled Accounts” means any Controlled Account of the Parent or its Subsidiaries holding non-United States dollar deposits.

“Foreign Subsidiary” means any Subsidiary of a Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

4

“Guaranteed Obligations of ICA-T” shall have the meaning set forth in Section 2 of the Guaranty of Obligations of ICA-T.

“Guarantor” or “Guarantors” shall have the meaning set forth in the recitals hereto.

“Guaranty” or “Guaranties” shall mean any additional guaranties required to be entered into pursuant to the Transaction documents with respect to the ICA-T Note.

“Guaranty of Obligations of ICA-T” shall mean that Guaranty of Obligations of ICA-T dated the date hereof made by the Grantors (other than ICA-T) and any future grantors.

“ICA-T Note” shall have the meaning set forth in the recitals hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means, collectively, the Copyrights, Trademarks and Patents.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement required to be delivered pursuant to Section 5(h)(i) of this Agreement, in the form attached hereto as Exhibit A.

“Licenses” means, collectively, the Copyright Licenses, the Trademark Licenses and the Patent Licenses, provided any such License does not contain a provision expressly prohibiting the pledge of such License.

“Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance upon or in any property or assets.

“Noteholder” means, at any time, the holders of all or any portion of the ICA-T Note at such time.

“Obligations” shall have the meaning set forth in Section 3 of this Agreement.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full (including by way of redemption) of all Obligations in cash (and/or through the issuance of shares of Parent Common Stock (as defined in the ICA-T Note), by the ICA-T, Parent or a Subsidiary but only if and to the extent permitted by the ICA-T Note and the other Transaction Documents).

“Parent” shall have the meaning set forth in the preamble hereto.

5

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule III hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, reexaminations, divisions, continuations, continuations in part and extensions or renewals thereof.

“Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 4(j) of this Agreement.

“Person” means an individual, corporation, limited liability Parent, partnership, association, joint-stock Parent, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Pledged Accounts” means all of each Grantor’s right, title and interest in all of its Deposit Accounts, Commodity Accounts and Securities Accounts (in all cases, including, without limitation, all Controlled Accounts and Foreign Currency Control Accounts).

“Pledged Entity” means, each Person listed from time to time on Schedule IV hereto as a “Pledged Entity,” together with each other Person, any right in or interest in or to all or a portion of whose Capital Stock is acquired or otherwise owned by a Grantor after the date hereof.

“Pledged Equity” means all of each Grantor’s right, title and interest in and to all of the Securities and Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Securities and/or Capital Stock, the right to receive any certificates representing any of the Securities and/or Capital Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing; provided, however, that the term Pledged Equity shall include all ICA-T Capital Stock commencing on the Restriction End Date and the Parent, ICA-T and each other Grantor shall take all ICA-T Capital Stock Actions.

6

“Pledged Operating Agreements” means all of each Grantor’s rights, powers and remedies under the limited liability Parent operating agreements of each of the Pledged Entities that are limited liability companies, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Entities that are partnerships, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Securities Purchase Agreement” shall have the meaning set forth in the recitals hereto.

“Subsidiary” means any Person in which a Grantor directly or indirectly (i) owns a majority of the outstanding Capital Stock, voting stock or holds a majority of any equity or similar interest of such Person or (ii) controls or operates a substantial portion of the business, operations or administration of such Person, and all of the foregoing, collectively, “Subsidiaries”.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses, contracts or agreements (including, without limitation, all Trademark Licenses described in Schedule V hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule V(a) hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2. Grant of Security Interest.

(a)       As collateral security for the due and punctual payment and performance of all of the Obligations, as and when due, each Grantor hereby pledges, assigns and grants to the Collateral Agent, for the benefit of itself as a Noteholder itself and for the benefit of any other Noteholders, a continuing security interest in, all personal property and assets of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(i)        All Accounts (but with regard to accounts receivable, subject to the provisions of Section (B) of the definition of Excluded Collateral);

7

(ii)       all Chattel Paper (whether tangible or Electronic Chattel Paper) having a value in excess of $25,000;

(iii)      all Commercial Tort Claims having a value in excess of $25,000, including, without limitation, those specified on Schedule VI hereto;

(iv)      all Documents;

(v)       all Equipment;

(vi)      all Fixtures;

(vii)     all General Intangibles (including, without limitation, all Payment Intangibles);

(viii)    all Goods;

(ix)      all Inventory (subject to the provisions of Section (B) of the definition of Excluded Collateral);

(x)       all Instruments (including, without limitation, all Promissory Notes and each certificated Security);

(xi)      all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity, Pledged Operating Agreements and Pledged Partnership Agreements);

(xii)     all Intellectual Property and Licenses;

(xiii)    all Letters of Credit and Letter-of-Credit Rights;

(xiv)    all Pledged Accounts, all cash and other property from time to time deposited therein, and all monies and property in the possession or under the control of the Collateral Agent or any Noteholder or any Affiliate, representative, agent or correspondent of the Collateral Agent or any such Noteholder;

(xv)     all Supporting Obligations;

8

(xvi)     all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all those relating to ICA-T’s compound library pursuant to which a security interest can be granted upon, all  cell line and plasmid repositories and related items, all Deposit and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2(a) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2(a) or are otherwise necessary or helpful in the collection or realization thereof; and

(xvii)    all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(b)       Notwithstanding anything herein to the contrary, the term “Collateral” shall not include any Excluded Collateral.

(c)       Except for Permitted Liens, each Grantor agrees not to further encumber, or permit any other Lien to exist that encumbers, any of its Copyrights, Copyright applications, Copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any Licenses other than by the parties to the License, Patents, Patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, Trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Grantor connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, in each case without the Collateral Agent’s prior written consent (which consent may be withheld or given in the Collateral Agent’s sole discretion).

(d)       The Grantors agree that the pledge of the shares of Capital Stock acquired by a Grantor of any and all Persons now or hereafter existing who is a Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges or other similar agreements or instruments, executed and delivered by the relevant Grantors in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction but in no event shall Excluded Collateral be pledged. With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole discretion, take such actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

(e)       In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce the Buyer as aforesaid, each Grantor hereby grants to the Collateral Agent, for itself and for the ratable benefit of the Noteholders, a right of set-off against the property of such Grantor held by the Collateral Agent, for itself and for the ratable benefit of the Noteholders, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Collateral Agent, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; provided that such right shall only to be exercised after an Event of Default has occurred and is continuing.

9

SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)       (i) all payments by ICA-T as and when due and payable (by scheduled maturity, required prepayment, redemption, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, this Agreement, the ICA-T Note and the other Transaction Documents to which ICA-T is a party, (ii) all payments by the Parent as and when due and payable (by scheduled maturity, required prepayment, redemption, acceleration, demand or otherwise), of all amounts from time to time owing by the Parent in respect of the ICA-T Note and/or any other obligations of ICA-T pursuant to any other Transaction Document and (iii) in the case of the Guarantors, the payment by such Guarantors, as and when due and payable of all Guaranteed Obligations of ICA-T under the Guaranty of Obligations of ICA-T, including, without limitation, in all cases set forth in (i) – (iii) above, (A) all principal of, interest, redemption amounts, Late Charges (as defined in the ICA-T Note) and other amounts on the ICA-T Note and the other Transaction Documents to which ICA-T is a party (including, without limitation, all interest, redemption amounts, Late Charges and other amounts that accrue after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is enforceable or is allowable in such Insolvency Proceeding), and (B) all fees, interest, Late Charges, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and

(b)       the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Noteholders under the ICA-T Note.

SECTION 4. Representations and Warranties. Each Grantor represents and warrants as follows:

(a)       Schedule VII hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state. The information set forth in Schedule VII hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule VII hereto except as disclosed in Schedule VII hereto.

10

(b)       There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c)       All Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d)       All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule VIII hereto, except that each Grantor will give the Collateral Agent written notice of any change in the location of any such Collateral within 20 days of such change, other than to locations set forth on Schedule VIII hereto (and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon). Each Grantor’s principal place of business and chief executive office, the place where each Grantor keeps its Records concerning the Collateral and all located at the addresses specified therefor in Schedule VIII hereto. None of the Accounts is or will be evidenced by Promissory Notes or other Instruments.

(e)       Set forth in Schedule IX hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by each Grantor, (ii) each Pledged Account of each Grantor, together with the name and address of each institution at which each such Pledged Account is maintained, the account number for each such Pledged Account and a description of the purpose of each such Pledged Account and (iii) the name of each Foreign Currency Controlled Account, together with the name and address of each institution at which each such Foreign Currency Controlled Account is maintained and the amount of cash or cash equivalents held in each such Foreign Currency Controlled Account. Set forth in Schedule IX hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each Person from which each Grantor has acquired any substantial part of the Collateral.

11

(f)       Each Grantor has delivered to the Collateral Agent complete and correct copies of each License described in Schedule X hereto, including all schedules and exhibits thereto, which represent all of the Licenses of the Grantors existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its Affiliates in respect thereof. Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity. No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(g)       Each Grantor owns and controls, or otherwise possesses adequate rights to use, all of its Intellectual Property. Schedule XI hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by each Grantor as of the date hereof, and applications for grant or registration of Intellectual Property. To the knowledge of each Grantor, all such Intellectual Property of such Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, and has not been abandoned in whole or in part. Except as set forth in Schedule XI, no such Intellectual Property is the subject of any licensing or franchising agreement. Except as set forth in Schedule XI, no Grantor has any knowledge of any infringement upon or conflict with the Patent, Trademark, Copyright, trade secret rights of others and, each Grantor is not now knowingly infringing or knowingly in conflict with any Patent, Trademark, Copyright, trade secret or similar rights of others, and to the knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by each Grantor. No Grantor has received any notice that it is violating or has violated the Trademarks, Patents, Copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(h)       Each Grantor is and will be at all times the sole and exclusive owner of the Collateral pledged by such Grantor hereunder free and clear of any Liens, except for Permitted Liens thereon. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Collateral Agent and/or the Noteholders relating to this Agreement or the other Transaction Documents, and (ii) are securing Permitted Liens as of the date hereof and disclosed on Schedule XII hereto.

(i)        The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting each Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

12

(j)       No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by each Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except for (A) the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule XII hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to all Pledged Accounts, and all cash and other property from time to time deposited therein, the execution of a Controlled Account Agreement with the depository or other institution with which the applicable Pledged Accounts are maintained, as provided in Section 5(h)(i), (C) with respect to Commodity Contracts, the execution of a control agreement with the commodity intermediary with which such Commodity Contract is carried, as provided in Section 5(h)(i), (D) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, the recording of the appropriate Intellectual Property Security Agreement in the United States Patent and Trademark Office or the United States Copyright Office, as applicable (E) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Code as in effect in the applicable jurisdiction, (G) with respect to Investment Property constituting uncertificated securities, the applicable Grantor causing the issuer thereof either (i) to register the Collateral Agent as the registered owner of such securities or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such securities originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent, (H) with respect to Investment Property constituting certificated securities or instruments, such items to be delivered to and held by or on behalf of the Collateral Agent pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, (I) with respect to any action that may be necessary to obtain control of Collateral constituting Commodity Contracts, Electronic Chattel Paper or Letter of Credit Rights, the taking of such actions, and (J) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) through (J) each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(k)       This Agreement creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The performance of the Perfection Requirements results in the perfection of such security interest in the Collateral. Such security interest is (or in the case of Collateral in which each Grantor obtains rights after the date hereof, will be), subject only to Permitted Liens and the Perfection Requirements, a first priority, valid, enforceable and perfected security interests in all personal property of each Grantor (other than Excluded Collateral). Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken (and, in the case of Collateral in which any Grantor obtains rights after the date hereof, will be duly taken), except for the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(l)        As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims, except for the Commercial Tort Claims described in Schedule VI.

13

(m)      All of the Pledged Equity is presently owned by the applicable Grantor as set forth in Schedule XV, and is presently represented by the certificates listed on Schedule XV hereto (if applicable). As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents. Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable. None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. The Pledged Equity constitutes 100% or such other percentage as set forth on Schedule XV of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity.

(n)       Such Grantor (i) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

(o)       The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or by-laws, limited liability company or operating agreement, certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties.

(p)       This Agreement and each of the other Transaction Documents to which any Grantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(q)       There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

14

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a)       Further Assurances. Each Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the security interest of the Collateral Agent created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral, including, without limitation, the Controlled Accounts; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) delivering and pledging to the Collateral Agent each Promissory Note, Security (subject to the limitations set forth in Section 2), Chattel Paper or other Instrument, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that any Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person, in form and substance reasonably satisfactory to the Collateral Agent, that such Person holds possession of the Collateral for the benefit of the Collateral Agent (for the benefit the Noteholders), (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by any Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a motor vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with Section 5(j) hereof; and (H) taking all actions required by the Code or by other law, as applicable, in any relevant Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)       Location of Collateral. Each Grantor will keep the Collateral (i) at the locations specified therefor on Schedule XVI hereto, or (ii) at such other locations set forth on Schedule XVI and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States , provided that 30 days prior to any change in the location of any Collateral to such other location, or upon the acquisition of any Collateral to be kept at such other locations, the Grantors shall give the Collateral Agent written notice thereof and deliver to the Collateral Agent a new Schedule XVI indicating such new locations and such other written statements and schedules as the Collateral Agent may require.

(c)       Condition of Equipment. Each Grantor will maintain or cause to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, the Equipment (necessary or useful to its business) and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end. Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $50,000 per occurrence to any Equipment.

15

(d)       Taxes, Etc. Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)       Insurance.

(i)       Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.

(ii)      To the extent requested by the Collateral Agent at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent. In addition to and without limiting the foregoing, to the extent requested by the Collateral Agent at any time and from time to time, each such policy shall in addition (A) name the Collateral Agent as an additional insured party and/or loss payee, as applicable, thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as its interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer. Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance (including certificates demonstrating compliance with this Section 5(e)) and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

16

(iii)      Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, to the extent paragraph (iv) of this Section 5(e) is not applicable, any proceeds of insurance involving such damage shall be paid to the Collateral Agent, and any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) (except as otherwise provided in paragraph (iv) in this Section 5(e)) shall be paid by the Collateral Agent to any Grantor as reimbursement for the reasonable costs of such repairs or replacements.

(iv)      Notwithstanding anything to the contrary in subsection 5(e)(iii) above, following and during the continuance of an Event of Default (as defined in the Securities Purchase Agreement and the ICA-T Note), all insurance payments in respect of each Grantor’s properties and business shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

(f)       Provisions Concerning the Accounts and the Licenses.

(i)        Each Grantor will (A) give the Collateral Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule VII hereto, (C) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Collateral and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such records.

17

(ii)       Each Grantor will (except as otherwise provided in this subsection (f)), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, any Grantor may (and, at the Collateral Agent’s direction, will) take such action as any Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts that are not Excluded Collateral; provided, however, that the Collateral Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify the Account Debtors or obligors under any Accounts that are not Excluded Collateral of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by applicable law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder (for the benefit the Noteholders), shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox (including, without limitation, any Controlled Account) or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such deposit account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Section 7(b) hereof.

(iii)       Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule XVII hereto by any party thereto other than any Grantor, each Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)       Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule XVIII hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v)        Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect. No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule XIX hereto.

18

(g)       Transfers and Other Liens.

(i)       Except as otherwise expressly permitted in the other Transaction Documents, no Grantor shall, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any Collateral whether in a single transaction or a series of related transactions, other than (A) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by such Grantor for value in the ordinary course of business consistent with past practices; and (B) sales of Inventory and product in the ordinary course of business.

(ii)      Except if expressly permitted under Section 14(e) of the ICA-T Note, no Grantor shall, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its Capital Stock.

(iii)     No Grantor shall, directly or indirectly, without the prior written consent of the Required Holders issue any securities that would cause a breach or default under the ICA-T Note, the Securities Purchase Agreement and/or any other Transaction Document.

(iv)     Except for payments to Taglich Brothers, Inc. or an Affiliate thereof for fundraising services they provide (but no payments shall be made to any such parties related to any financing provided to any Grantor by the Buyer), no Grantor shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof.

(v)       No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

19

(h)       Intellectual Property.

(i)       If applicable, each Grantor shall duly execute and deliver the applicable Intellectual Property Security Agreement. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action reasonably necessary and/or requested by the Collateral Agent to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices, numbers and markings (relating to patent, trademark and copyright rights) and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and each Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become abandoned, cancelled or invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that is no longer necessary or material and has been, or is in the process of being, discontinued, abandoned or terminated in the ordinary course of business and consistent with the exercise of reasonable business judgment, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement and does not have a Material Adverse Effect on the business of any Grantor or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement and does not have a material adverse effect on the business of any Grantor. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property and application for registration of Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property (other than Intellectual Property described in the proviso to the second sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly (but in no event more than five (5) business days after learning of such) notify the Collateral Agent and (y) if reasonably requested by the Collateral Agent promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property. Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, each Grantor shall modify this Agreement by amending Schedules II, III and IV and any other applicable Schedule hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which is or hereafter becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon, surrender or otherwise permit any Intellectual Property to become abandoned, cancelled or invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such reasonable action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

20

(ii)       In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright or the United States Copyright Office or the United States Patent and Trademark Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof, it shall give the Collateral Agent prompt written notice thereof (but in no event more than one (1) business day after the initial filing of application). Upon request of the Collateral Agent, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until all Obligations are Paid in Full.

(i)       Pledged Accounts.

(A)       Each Grantor shall use its reasonable best efforts to, as soon as practical following the Closing Date, but in no event more than sixty (60) calendar days following the Closing Date (the “CAB Period”), cause each bank and other financial institution which maintains a Controlled Account (each a “Controlled Account Bank”) to execute and deliver to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, a Controlled Account Agreement with respect to such Controlled Account, duly executed by each Grantor and such Controlled Account Bank, pursuant to which such Controlled Account Bank among other things shall irrevocably agree, with respect to such Controlled Account, that (i) at any time after any Grantor, the Collateral Agent or the Buyer shall have notified such Controlled Account Bank that an Event of Default has occurred or is continuing, such Controlled Account Bank will comply with any and all instructions originated by the Collateral Agent directing the disposition of the funds in such Controlled Account without further consent by such Grantor, (ii) such Controlled Account Bank shall waive, subordinate or agree not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, (iii) at any time after any Grantor, the Collateral Agent or the Buyer shall have notified such Controlled Account Bank that an Event of Default has occurred or is continuing, with respect to each such Controlled Account, such Controlled Account Bank shall not comply with any instructions, directions or orders of any form with respect to such Controlled Accounts other than instructions, directions or orders originated by the Collateral Agent, (iv) all funds deposited by any Grantor with such Controlled Account Bank shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, and (v) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such Controlled Account Bank shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such funds and other items held by it. No Grantor shall create or maintain any Pledged Account without the prior written consent of the Collateral Agent and complying with the terms of this Agreement.

21

(B)       If at any time after the expiration of the CAB Period, the average daily balance of any Account that is not subject to a Controlled Account Agreement exceeds $100,000 during any calendar month (including the calendar month in which the Closing Date occurs), the Parent shall, either (x) within two (2) Business Days following such date, transfer to a Controlled Account an amount sufficient to reduce the total aggregate amount of the cash in such Account to an amount not in excess of $100,000 or (y) within twenty-one (21) calendar days following the last day of such calendar month, deliver to the Collateral Agent a Controlled Account Agreement with respect to such Account, duly executed by such Grantor and the depositary bank in which such Account is maintained.

(C)       Notwithstanding anything to the contrary contained in Section 5(i)(B) above, and without limiting any of the foregoing, if at any time after the expiration of the CAB Period, the total aggregate amount of the cash of the Parent and any of its Subsidiaries, in the aggregate, that is not held in a Controlled Account exceeds $150,000 (the “Maximum Free Cash Amount”), the Parent shall within twenty one (21) Business Days following such date, either (x) transfer to a Controlled Account an amount sufficient to reduce the total aggregate amount of the cash that is not held in a Controlled Account to an amount not in excess of the Maximum Free Cash Amount or (y) deliver to the Collateral Agent a Controlled Account Agreement with respect to such Account (or Accounts), duly executed by such Grantor and the depositary bank in which such Account (or Accounts) is maintained, as necessary to reduce the total aggregate amount of the cash that is not held in a Controlled Account to an amount not in excess of the Maximum Free Cash Amount.

(j)       Control. Each Grantor hereby agrees to take any or all action that may be necessary or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain “control” in accordance with Sections 9-105 through 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

22

(k)       Inspection and Reporting. Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate at Grantors’ sole cost and expense no more than once per quarter (the “Quarterly Limitations”), unless an Event of Default exists and/or with the passage of time, the occurrence of an event or the giving of notice an Event of Default would exist, in which event there shall be no limitations including, but not limited to, the Quarterly Limitations (i) to examine and make copies of and abstracts from any Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of any Grantor. Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such attorneys, accountants or other professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, members, managers managerial employees, independent accountants or any of its other representatives. Without limiting the foregoing, the Collateral Agent may, at any time, in the Collateral Agent’s own name, in the name of a nominee of the Collateral Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and/or obligors in respect of Instruments of such Grantor to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other receivables.

(l)       Future Subsidiaries. If any Grantor hereafter creates or acquires any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall (i) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) deliver to the Collateral Agent updated Schedules to this Agreement, as appropriate (including, without limitation, an updated Schedule IV to reflect the grant by such Grantor of a Lien on all Pledged Equity now or hereafter owned by such Grantor), (iii) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to duly execute and deliver a guaranty of the Obligations in favor of the Collateral Agent in form and substance acceptable to the Collateral Agent, (iv) if such Subsidiary is a (a) Domestic Subsidiary, deliver to the Collateral Agent the stock certificates representing all, and (b) so long as permitted by applicable law, Foreign Subsidiary, deliver to the Collateral Agent the stock certificates representing 65%, of the Capital Stock of such Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence reasonably satisfactory to the Collateral Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Collateral Agent, in accordance with Sections 8-313, 8-321 and 9-115 of the Code or any other similar or local or foreign law that may be applicable), and (v) duly execute and/or cause to be delivered to the Collateral Agent, in form and substance acceptable to the Collateral Agent, such opinions of counsel and other documents as the Collateral Agent shall request with respect thereto; provided, however, that no Grantor shall be required to pledge any Excluded Collateral. Each Grantor hereby authorizes the Collateral Agent to attach such updated Schedules to this Agreement and agrees that all Pledged Equity listed on any updated Schedule delivered to the Collateral Agent shall for all purposes hereunder be considered Collateral. The Grantors agree that the pledge of the shares of Capital Stock acquired by a Grantor of Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Grantor in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock other than Excluded Collateral.

23

SECTION 6. Additional Provisions Concerning the Collateral.

(a)       To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) other than Excluded Collateral or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)       Each Grantor hereby irrevocably appoints (but Collateral Agent shall not use such power until an Event of Default occurs) the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, and (vi) to verify any and all information with respect to any and all Accounts. This power is coupled with an interest and is irrevocable until all of the Obligations are Paid in Full.

24

(c)       For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of any Grantor to dispose of its property, and Section 5(g) and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business and as otherwise expressly permitted by any of the other Transaction Documents. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the Payment in Full of all of the Obligations, the Collateral Agent (subject to Section 10(e) hereof) shall release and reassign to any Grantor all of the Collateral Agent’s right, title and interest in and to the Collateral, including the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)       If any Grantor fails to perform any agreement or obligation contained herein, upon an Event of Default, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

25

(e)       The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)       Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)       As long as no Event of Default (as defined under the Notes) shall have occurred and be continuing and until written notice shall be given to the applicable Grantor:

(i)       Each Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Securities Purchase Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent in respect of the Pledged Equity or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Securities Purchase Agreement):

(A)       the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B)       the consolidation or merger of a Pledged Entity with any other Person;

(C)       the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Collateral Agent;

(D)       any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or

(E)       the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity.

26

(ii)       Each Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Securities Purchase Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(iii)       all dividends and interest (other than such cash dividends and interest as are permitted to be paid to any Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to the Collateral Agent to hold as Pledged Equity and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent (for the benefit of the Noteholders), be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Equity in the same form as so received (with any necessary endorsement).

SECTION 7. Remedies Upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing:

(a)       The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Noteholders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale (including, without limitation, by credit bid), at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Noteholders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon 5 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof or otherwise (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

27

(b)       Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale or disposition of or collection from, or other realization upon, all or any part of the Collateral shall be applied as follows (subject to the provisions of the Securities Purchase Agreement): first, to pay any fees, indemnities or expense reimbursements then due to the Collateral Agent (including those described in Section 8 hereof); second, to pay any fees, indemnities or expense reimbursements then due to the Noteholders, on a pro rata basis; third to pay interest due under the ICA-T Note owing to the Noteholders, on a pro rata basis; fourth, to pay or prepay principal in respect of the ICA-T Note, whether or not then due, owing to the Noteholders, on a pro rata basis; fifth, to pay or prepay any other Obligations, whether or not then due, in such order and manner as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement and any other Transaction Document. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the Payment in Full of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)       In the event that the proceeds of any such sale, disposition, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Noteholders are legally entitled, each Grantor shall be, jointly and severally, liable for the deficiency, together with interest thereon at the highest rate specified in the ICA-T Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the fees, costs, expenses and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d)       To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants, attorneys and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

28

(e)       The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8. Indemnity and Expenses.

(a)       Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Noteholders harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(b)       Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, first-class postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor (other than ICA-T), to the Parent’s address, if to ICA-T, to ICA-T’s address or if to the Collateral Agent or any Noteholder, to it at its respective address, each as set forth in Section 9(f) of the Securities Purchase Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three (3) Business Days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery. For the avoidance of doubt, all Foreign Subsidiaries, as Grantors, hereby appoint the Parent as its agent for receipt of service of process and all notices and other communications in the United States at the address specified below.

29

SECTION 10. Miscellaneous.

(a)       No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)       No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right reasonably hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right reasonably preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent or any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent or any Noteholder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)       If any provision of this Agreement or any Transaction Document is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d)       This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until Payment in Full of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Noteholders hereunder, to the benefit of the Collateral Agent and the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Noteholder shall mean the assignee of the Collateral Agent or such Noteholder. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without such consent of the Collateral Agent shall be null and void.

30

(e)       Upon the Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)       Governing Law; Jurisdiction; Jury Trial.

(i)       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed exclusively by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(ii)      Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder.

31

(iii)       WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv)       Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

(g)       Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)       This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement. Delivery of any executed counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(i)       This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent, any Noteholder or any other Person (upon (i) the occurrence of any Insolvency Proceeding of any of the Parent or any Grantor or (ii) otherwise, in all cases as though such payment had not been made).

SECTION 11. Material Non-Public Information. Upon receipt or delivery by the Parent of any notice in accordance with the terms of this Agreement, unless the Parent has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Parent or any of its Subsidiaries, the Parent shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Parent believes that a notice contains material, non-public information relating to the Parent or any of its Subsidiaries, the Parent so shall indicate to the Collateral Agent and any applicable Noteholder contemporaneously with delivery of such notice, and in the absence of any such indication, the Collateral Agent and each Noteholder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Parent or its Subsidiaries. Nothing contained in this Section 11 shall limit any obligations of the Parent, or any rights of the Collateral Agent or any Noteholder, under Section 4(i) of the Securities Purchase Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

32

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ICAGEN, INC.,
a Delaware corporation

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: President and CEO

ICAGEN CORP (FORMERLY KNOWN AS XRPRO CORP.)., a Nevada corporation

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: President and CEO

ICAGEN-T INC., a Delaware corporation

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: President and CEO

CALDERA DISCOVERY, INC, a Delaware corporation

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: President and CEO

XRPRO SCIENCES, INC., a Delaware corporation

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: President and CEO

ACCEPTED BY:

GPB Debt Holdings II, LLC,
as Collateral Agent

By:	/s/ David Gentile
Name: David Gentile
Title: Manager

33

LIST OF EXHIBITS AND SCHEDULES TO SECURITY AND PLEDGE AGREEMENT

A. EXHIBITS

Exhibit A – IP Security Agreement

B. SCHEDULES

Schedule I – Controlled Accounts Etc.

Schedule II – Copyrights, Etc.

Schedule III – Patents, Etc.

Schedule IV – Pledged Entities

Schedule V – Trademark Licenses

Schedule V(a) – Trademarks, Etc.

Schedule VI – Commercial Tort Claims

Schedule VII – Legal Names, Organizational Identification Numbers; States or Jurisdiction of Organization

Schedule VIII – Locations

Schedule IX – Securities Etc. of each Grantor

Schedule X – Licenses, Etc.

Schedule XI – All Intellectual Property and Licenses of Grantors

Schedule XII – Pledged Collateral

Schedule XIII – [RESERVED]

Schedule XIV – [RESERVED]

Schedule XV - Pledged Equity

Schedule XVI – Locations of Collateral

Schedule XVII – Licenses, Etc.

Schedule XVIII – Notices. Etc., Re: Exercise of Rights by certain parties under Licenses

Schedule XIX – No Termination Etc. of Licenses

Execution Version

EXHIBIT A

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced from time to time, this “IP Security Agreement”), dated May 15, 2017, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of GPB Debt Holdings II, LLC, in its capacity as collateral agent (the “Collateral Agent”) for itself as a Noteholder and any other Noteholders. All capitalized terms not otherwise defined herein (or as indicated herein as being defined in another document, agreement and/or instrument) shall have the meanings respectively ascribed thereto in the Security Agreement (as defined below).

WHEREAS, Icagen, Inc., a Delaware corporation with offices located at 4222 Emperor Blvd., Suite 350, Research Triangle Park, Durham, NC, 27703 (the “Parent”), Icagen-T, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Parent with offices located at 2090 E. Innovation Park Drive, Oro Valley, Arizona 85755 (“ICA-T”) and GPB Debt Holdings II, LLC, as investor (the “Buyer”) are parties to that certain Securities Purchase Agreement, dated May 15, 2017, pursuant to which ICA-T and the Parent shall be required to sell, and the Buyer shall purchase or have the right to purchase, the ICA-T Note (as defined therein) and the Parent Note and Parent Warrant (both terms as defined therein) from ICA-T and the Parent, respectively;

WHEREAS, it is a condition precedent to the purchase of the ICA-T Note and the Parent Note and Parent Warrants under the Securities Purchase Agreement that each Grantor has executed and delivered that certain Security and Pledge Agreement, dated May 15, 2017, made by the Grantors to the Collateral Agent (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Noteholders, a security interest in, among other property, certain intellectual property and Licenses of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office and the United States Copyright Office; and

WHEREAS, the Grantors have determined that the execution, delivery and performance of this IP Security Agreement directly benefits, and is in the best interest of, the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Buyer to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the benefit of the Noteholders, as follows

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the benefit of the Collateral Agent as a Noteholder and any other Noteholders a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)       the United States Patents and Patent applications set forth in Schedule A hereto;

(ii)       the United States Trademarks and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii)      all United States Copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv)      all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)       any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)       any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral under this IP Security Agreement by each Grantor) secures the payment of all Obligations of each Grantor now or hereafter existing under or in respect of the ICA-T Note and the other Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, redemption payments, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

2

SECTION 6. Governing Law; Jurisdiction; Jury Trial.

(i)       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(ii)       Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder.

(iii)      WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv)      Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

[The remainder of the page is intentionally left blank]

3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:

ICAGEN, INC.,
a Delaware corporation

By:
Name: Richard Cunningham
Title: President and CEO

ICAGEN CORP. (FORMERLY KNOWN AS XRPRO CORP., FORMERLY KNOWN AS CALDERA PHARMACEUTICALS, INC.), a Nevada corporation

By:
Name: Richard Cunningham
Title: President and CEO

ICAGEN-T INC., a Delaware corporation

By:
Name: Richard Cunningham
Title: President and CEO

CALDERA DISCOVERY, INC, a Delaware corporation

By:
Name: Richard Cunningham
Title: President and CEO

XRPRO SCIENCES, INC., a Delaware corporation

By:
Name: Richard Cunningham
Title: President and CEO

4

SCHEDULE I

Controlled Accounts Etc.

Icagen Inc.

#####	#####

Icagen Corp.

#####	#####

Icagen-T, Inc.

#####	#####

Accounts to be closed within 90 days of conclusion of Agreement:

Icagen Inc.

#####	#####

#####	#####

#####	#####

#####	#####

#####	#####

SCHEDULE II

Copyrights, Etc.

None

SCHEDULE III

Patents, Etc.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-001	METHOD FOR DETECTING BINDING EVENTS USING MICRO-X-RAY FLUORESCENCE SPECTROMETRY	United States	09/859,701	2003-0027129	7,858,385	Patented
ICA-002EP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Europe	3748920	1525458	1525458	Patented
ICA-002BE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Belgium	3748920	1525458	1525458	Patented
ICA-002CH	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Switzerland	3748920	1525458	1525458	Patented
ICA-002DE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Germany	3748920	1525458	1525458	Patented
ICA-002DK	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Denmark	3748920	1525458	1525458	Patented
ICA-002ES	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Spain	3748920	1525458	1525458	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002FI	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Finland	3748920	1525458	1525458	Patented
ICA-002FR	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	France	3748920	1525458	1525458	Patented
ICA-002GB	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United Kingdom	3748920	1525458	1525458	Patented
ICA-002IT	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Italy	3748920	1525458	1525458	Patented
ICA-002SE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Sweden	3748920	1525458	1525458	Patented
ICA-002NL	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Netherlands	3748920	1525458	1525458	Patented
ICA-002JP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Japan	2004-524531	2006-503268	4560403	Patented
ICA-002SG	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Singapore	200500360-3	109345	109345	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002C2	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	11/444,660	2007-0003008	7,519,145	Patented
ICA-002C3	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	12/396,592	2009-0175410	7,929,662	Patented
ICA-003EP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Europe	4755687.3	1644095	1644095	Patented
ICA-003CH	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Switzerland/ Liechtenstein	4755687.3	1644095	1644095	Patented
ICA-003DE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Germany	4755687.3	1644095	1644095	Patented
ICA-003FR	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	France	4755687.3	1644095	1644095	Patented
ICA-003GB	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United Kingdom	4755687.3	1644095	1644095	Patented
ICA-003IE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Ireland	4755687.3	1644095	1644095	Patented
ICA-003NL	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Netherlands	4755687.3	1644095	1644095	Patented
ICA-003JP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Japan	2006-520181	2007527524	4782676	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-003SG	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Singapore	2005085584		118682	Patented
ICA-003	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/621,825	2005-0011818	6,858,148	Patented
ICA-003C1	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/986,519	2005-0095636	7,241,381	Patented
ICA-004	DRUG DEVELOPMENT AND MANUFACTURING	United States	10/880,388	2004-0235059	9,157,875	Patented
ICA-005EP	X-RAY FLUORESCENCE ANALYSIS METHOD	Europe	7874491.9	2084519	2084519	Patented
ICA-005CH	X-RAY FLUORESCENCE ANALYSIS METHOD	Switzerland/ Liechtenstein	07 874 491.9	2084519	2084519	Patented
ICA-005DE	X-RAY FLUORESCENCE ANALYSIS METHOD	Germany	60 2007 024 468.4	2084519	608007024468.4	Patented
ICA-005DK	X-RAY FLUORESCENCE ANALYSIS METHOD	Denmark	07 874 491.9	2084519	2084519	Patented
ICA-005FR1	X-RAY FLUORESCENCE ANALYSIS METHOD	France	07 874 491.9	2084519	2084519	Patented
ICA-005GB	X-RAY FLUORESCENCE ANALYSIS METHOD	United Kingdom	7874491.9	2084519	2084519	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	13104259.3	1177280	1177280	Patented
ICA-005IE	X-RAY FLUORESCENCE ANALYSIS METHOD	Ireland	7874491.9	1177280	2084519	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-005IT	X-RAY FLUORESCENCE ANALYSIS METHOD	Italy	7874491.9	1177280	2084519	Patented
ICA-005NL	X-RAY FLUORESCENCE ANALYSIS METHOD	Netherlands	7874491.9	1177280	2084519	Patented
ICA-005SE	X-RAY FLUORESCENCE ANALYSIS METHOD	Sweden	7874491.9	1177280	2084519	Patented
ICA-005EPDV	X-RAY MICROSCOPE	Europe	12164870.3	2511844	2511844	Patented
ICA-005CHDV	X-RAY MICROSCOPE	Switzerland and Lichtenstein	12164870.3	2511844	2511844	Patented
ICA-005DEDV	X-RAY MICROSCOPE	Germany	12164870.3	2511844	602007042616.2	Patented
ICA-005FRDV	X-RAY MICROSCOPE	France	12164870.3	2511844	2511844	Patented
ICA-005GBDV	X-RAY MICROSCOPE	United Kingdom	12164870.3	2511844	2511844	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	2013104259.3	1177280	1177280	Patented
ICA-005IEDV	X-RAY MICROSCOPE	Ireland	12164870.3	2511844	2511844	Patented
ICA-005JP	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2009-532446	2010509566	5143841	Patented
ICA-005JPDV2	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2014-123249	2014-123249	5913441	Patented
ICA-005C1	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	United States	14/693,094	2015-0309021	N/A	Pending

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-006EP	WELL PLATE	Europe	8798006.6	2183644	2183644	Patented
ICA-006BE	WELL PLATE	Belgium	8798007.6	2183644	2183644	Patented
ICA-006CH	WELL PLATE	Switzerland	8798008.6	2183644	2183644	Patented
ICA-006DE	WELL PLATE	Germany	8798009.6	2183644	602008044640.9	Patented
ICA-006DK	WELL PLATE	Denmark	8798010.6	2183644	2183644	Patented
ICA-006ES	WELL PLATE	Spain	8798011.6	2183644	2183644	Patented
ICA-006FI	WELL PLATE	Finland	8798012.6	2183644	2183644	Patented
ICA-006FR	WELL PLATE	France	8798013.6	2183644	2183644	Patented
ICA-006GB	WELL PLATE	United Kingdom	8798014.6	2183644	2183644	Patented
ICA-006IE	WELL PLATE	Ireland	8798015.6	2183644	2183644	Patented
ICA-006IT	WELL PLATE	Italy	8798016.6	2183644	2183644	Patented
ICA-006 NL	WELL PLATE	Netherlands	8798017.6	2183644	2183644	Patented
ICA-006NO	WELL PLATE	Norway	8798018.6	2183644	2183644	Patented
ICA-006SE	WELL PLATE	Sweden	8798019.6	2183644	2183644	Patented
ICA-006JP	WELL PLATE	Japan	2010-521206	2010537171	5628035	Patented
ICA-006JPDV	WELL PLATE	Japan	2013-117600	2013224946	5755682	Patented
ICA-006JPDV2	WELL PLATE	Japan	2014-202871	2015004692	6076308	Patented
ICA-006	WELL PLATE	United States	12/192,762	2009-0046832	8,238,515	Patented
ICA-006C1	WELL PLATE	United States	13/567,613	2013-0034205	8,873,707	Patented
ICA-006C2	WELL PLATE	United States	14/508,322	2015-0023467	9,476,846	Patented
ICA-006C3	WELL PLATE	United States	15/273,767	2017-0010228	N/A	Pending
ICA-007JP	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2010-5272	2010539944	5743135	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-007JPDV1	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2014-221166	2015033386	N/A	Pending
ICA-007C1/XR7-US2	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	United States	15/052,914	2016-0201111	N/A	Pending
ICA-008CN	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	200980125952.3	102083365	ZL 200980125952.3	Patented
ICA-008CNDV	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201310298029.8	103411988	2077368	Patented
ICA-008CNDV2	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201510083796.6	N/A	N/A	Pending
ICA-008EP	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Europe	09774467.6	2306897	N/A	Allowed
ICA-008HK	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Hong Kong	11112984.0	1158478	1158478	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-008	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	12/496,532	2010-0003697	8,431,357	Patented
ICA-008C1	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE USING X-RAY FLUORESCENCE	United States	13/871,697	2013-0236887	9,063,154	Patented
ICA-008C2	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	14/669,923	2015-0198615	9,506,931	Patented
ICA-008C3	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	15/334,854	2017-0045530	N/A	Pending
ICA-009	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	13/317,341	2012-0093286	9,063,066	Patented
ICA-009C1	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,206	2015-0276631	9,435,756	Patented
ICA-009C2	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,218	2015-0276632	9,442,085	Patented
ICA-009C3	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,233	2015-0260664	9,335,284	Patented
ICA-009C4	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	15/227,292	2016-0341678	N/A	Pending
ICA-010PC	METHODS AND APPARATUS FOR MEASURING METALS AND METALLOIDS	International	PCT/US17/28064	N/A	N/A	Pending

SCHEDULE IV

Pledged Entities

Icagen Corp.

XRpro Sciences, Inc.

Caldera Discovery, Inc.

SCHEDULE V

Trademark Licenses

None

SCHEDULE V(a)

Trademarks, Etc.

SCHEDULE VI

Commercial Tort Claims

None

SCHEDULE VII

Legal Names, Organizational Identification Numbers; States or Jurisdiction of Organization

Grantor’s Name	State of Organization	Federal Employer I.D.	Organizational I.D.
Icagen, Inc. (formerly known as; Caldera Pharmaceuticals, Inc.; and XRpro Sciences, Inc.	Delaware North Carolina	#####	3723366
Icagen Corp. (formerly known as XRpro Corp.)	Nevada North Carolina	#####	NV20101523783
Caldera Discovery, Inc.	Delaware	#####	5717856
XRpro Sciences, Inc.	Delaware	#####	5904530
Icagen-T, Inc.	Delaware Arizona	#####	6070175

SCHEDULE VIII

Locations

Icagen Corp.

4222 Emperor Boulevard, Suite 350

Research Triangle Park

Durham, NC, 27703

Icagen-T, Inc.

2090 E. Innovation Park Drive

Tucson, AZ 85755

SCHEDULE IX

Securities Etc. of each Grantor

Securities

Grantor	Name of Issuer / Pledged Entity	Number of Shares	Class	Certificate No.(s)
Icagen, Inc.	Icagen Corp.	100,000	Common	C01
Icagen, Inc.	Caldera Discovery, Inc.	100	Common	C-01
Icagen, Inc.	XRpro Sciences, Inc	100	Common	C-01

Deposit Accounts, Securities Accounts and Commodities Accounts

Grantor	Name and Address of Institution	Purpose of the Account	Account No.
Icagen Inc.	#####	#####	#####

Icagen Inc.	#####	#####	#####

Icagen Inc.	#####	#####	#####

Icagen Corp.	#####	#####	#####

Icagen-T, Inc.	#####	#####	#####

Foreign Currency Controlled Accounts

None

SCHEDULE X

Licenses, Etc.

Radioactive Materials License

SCHEDULE XI

All Intellectual Property of Grantors

See Schedule 5(a) and 10

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-001	METHOD FOR DETECTING BINDING EVENTS USING MICRO-X-RAY FLUORESCENCE SPECTROMETRY	United States	09/859,701	2003-0027129	7,858,385	Patented
ICA-002EP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Europe	3748920	1525458	1525458	Patented
ICA-002BE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Belgium	3748920	1525458	1525458	Patented
ICA-002CH	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Switzerland	3748920	1525458	1525458	Patented
ICA-002DE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Germany	3748920	1525458	1525458	Patented
ICA-002DK	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Denmark	3748920	1525458	1525458	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002ES	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Spain	3748920	1525458	1525458	Patented
ICA-002FI	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Finland	3748920	1525458	1525458	Patented
ICA-002FR	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	France	3748920	1525458	1525458	Patented
ICA-002GB	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United Kingdom	3748920	1525458	1525458	Patented
ICA-002IT	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Italy	3748920	1525458	1525458	Patented
ICA-002SE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Sweden	3748920	1525458	1525458	Patented
ICA-002NL	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Netherlands	3748920	1525458	1525458	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002JP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Japan	2004-524531	2006-503268	4560403	Patented
ICA-002SG	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Singapore	200500360-3	109345	109345	Patented
ICA-002C2	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	11/444,660	2007-0003008	7,519,145	Patented
ICA-002C3	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	12/396,592	2009-0175410	7,929,662	Patented
ICA-003EP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Europe	4755687.3	1644095	1644095	Patented
ICA-003CH	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Switzerland/ Liechtenstein	4755687.3	1644095	1644095	Patented
ICA-003DE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Germany	4755687.3	1644095	1644095	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-003FR	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	France	4755687.3	1644095	1644095	Patented
ICA-003GB	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United Kingdom	4755687.3	1644095	1644095	Patented
ICA-003IE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Ireland	4755687.3	1644095	1644095	Patented
ICA-003NL	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Netherlands	4755687.3	1644095	1644095	Patented
ICA-003JP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Japan	2006-520181	2007527524	4782676	Patented
ICA-003SG	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Singapore	2005085584		118682	Patented
ICA-003	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/621,825	2005-0011818	6,858,148	Patented
ICA-003C1	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/986,519	2005-0095636	7,241,381	Patented
ICA-004	DRUG DEVELOPMENT AND MANUFACTURING	United States	10/880,388	2004-0235059	9,157,875	Patented
ICA-005EP	X-RAY FLUORESCENCE ANALYSIS METHOD	Europe	7874491.9	2084519	2084519	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-005CH	X-RAY FLUORESCENCE ANALYSIS METHOD	Switzerland/ Liechtenstein	07 874 491.9	2084519	2084519	Patented
ICA-005DE	X-RAY FLUORESCENCE ANALYSIS METHOD	Germany	60 2007 024 468.4	2084519	608007024468.4	Patented
ICA-005DK	X-RAY FLUORESCENCE ANALYSIS METHOD	Denmark	07 874 491.9	2084519	2084519	Patented
ICA-005FR1	X-RAY FLUORESCENCE ANALYSIS METHOD	France	07 874 491.9	2084519	2084519	Patented
ICA-005GB	X-RAY FLUORESCENCE ANALYSIS METHOD	United Kingdom	7874491.9	2084519	2084519	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	13104259.3	1177280	1177280	Patented
ICA-005IE	X-RAY FLUORESCENCE ANALYSIS METHOD	Ireland	7874491.9	1177280	2084519	Patented
ICA-005IT	X-RAY FLUORESCENCE ANALYSIS METHOD	Italy	7874491.9	1177280	2084519	Patented
ICA-005NL	X-RAY FLUORESCENCE ANALYSIS METHOD	Netherlands	7874491.9	1177280	2084519	Patented
ICA-005SE	X-RAY FLUORESCENCE ANALYSIS METHOD	Sweden	7874491.9	1177280	2084519	Patented
ICA-005EPDV	X-RAY MICROSCOPE	Europe	12164870.3	2511844	2511844	Patented
ICA-005CHDV	X-RAY MICROSCOPE	Switzerland and Lichtenstein	12164870.3	2511844	2511844	Patented
ICA-005DEDV	X-RAY MICROSCOPE	Germany	12164870.3	2511844	602007042616.2	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-005FRDV	X-RAY MICROSCOPE	France	12164870.3	2511844	2511844	Patented
ICA-005GBDV	X-RAY MICROSCOPE	United Kingdom	12164870.3	2511844	2511844	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	2013104259.3	1177280	1177280	Patented
ICA-005IEDV	X-RAY MICROSCOPE	Ireland	12164870.3	2511844	2511844	Patented
ICA-005JP	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2009-532446	2010509566	5143841	Patented
ICA-005JPDV2	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2014-123249	2014-123249	5913441	Patented
ICA-005C1	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	United States	14/693,094	2015-0309021	N/A	Pending
ICA-006EP	WELL PLATE	Europe	8798006.6	2183644	2183644	Patented
ICA-006BE	WELL PLATE	Belgium	8798007.6	2183644	2183644	Patented
ICA-006CH	WELL PLATE	Switzerland	8798008.6	2183644	2183644	Patented
ICA-006DE	WELL PLATE	Germany	8798009.6	2183644	602008044640.9	Patented
ICA-006DK	WELL PLATE	Denmark	8798010.6	2183644	2183644	Patented
ICA-006ES	WELL PLATE	Spain	8798011.6	2183644	2183644	Patented
ICA-006FI	WELL PLATE	Finland	8798012.6	2183644	2183644	Patented
ICA-006FR	WELL PLATE	France	8798013.6	2183644	2183644	Patented
ICA-006GB	WELL PLATE	United Kingdom	8798014.6	2183644	2183644	Patented
ICA-006IE	WELL PLATE	Ireland	8798015.6	2183644	2183644	Patented
ICA-006IT	WELL PLATE	Italy	8798016.6	2183644	2183644	Patented
ICA-006 NL	WELL PLATE	Netherlands	8798017.6	2183644	2183644	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-006NO	WELL PLATE	Norway	8798018.6	2183644	2183644	Patented
ICA-006SE	WELL PLATE	Sweden	8798019.6	2183644	2183644	Patented
ICA-006JP	WELL PLATE	Japan	2010-521206	2010537171	5628035	Patented
ICA-006JPDV	WELL PLATE	Japan	2013-117600	2013224946	5755682	Patented
ICA-006JPDV2	WELL PLATE	Japan	2014-202871	2015004692	6076308	Patented
ICA-006	WELL PLATE	United States	12/192,762	2009-0046832	8,238,515	Patented
ICA-006C1	WELL PLATE	United States	13/567,613	2013-0034205	8,873,707	Patented
ICA-006C2	WELL PLATE	United States	14/508,322	2015-0023467	9,476,846	Patented
ICA-006C3	WELL PLATE	United States	15/273,767	2017-0010228	N/A	Pending
ICA-007JP	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2010-5272	2010539944	5743135	Patented
ICA-007JPDV1	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2014-221166	2015033386	N/A	Pending
ICA-007C1/XR7-US2	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	United States	15/052,914	2016-0201111	N/A	Pending

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-008CN	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	200980125952.3	102083365	ZL 200980125952.3	Patented
ICA-008CNDV	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201310298029.8	103411988	2077368	Patented
ICA-008CNDV2	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201510083796.6	N/A	N/A	Pending
ICA-008EP	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Europe	09774467.6	2306897	N/A	Allowed
ICA-008HK	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Hong Kong	11112984.0	1158478	1158478	Patented
ICA-008	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	12/496,532	2010-0003697	8,431,357	Patented
ICA-008C1	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE USING X-RAY FLUORESCENCE	United States	13/871,697	2013-0236887	9,063,154	Patented

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-008C2	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	14/669,923	2015-0198615	9,506,931	Patented
ICA-008C3	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	15/334,854	2017-0045530	N/A	Pending
ICA-009	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	13/317,341	2012-0093286	9,063,066	Patented
ICA-009C1	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,206	2015-0276631	9,435,756	Patented
ICA-009C2	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,218	2015-0276632	9,442,085	Patented
ICA-009C3	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,233	2015-0260664	9,335,284	Patented
ICA-009C4	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	15/227,292	2016-0341678	N/A	Pending
ICA-010PC	METHODS AND APPARATUS FOR MEASURING METALS AND METALLOIDS	International	PCT/US17/28064	N/A	N/A	Pending

SCHEDULE XII

Pledged Collateral

Icagen, Inc.	Delaware Secretary of State - U.S. Bank Equipment Finance-Equipment

Icagen-T, Inc.	Arizona, Pima County-Sanofi U.S. Services Inc-buildings, improvements and fixtures, rents, leases, issues, profits or income on property located in Pima County.

Icagen-T, Inc.	Arizona Secretary of State-Sanofi U.S. Services Inc.-chemical libraries and equipment and movable assets owned by Sanofi U.S. Services Inc.

Icagen-T, Inc.	Delaware Secretary of State - Sanofi U.S. Services Inc.-chemical libraries and equipment and movable assets owned by Sanofi U.S. Services Inc.

Icagen-T, Inc.	Deed of Trust and Assignment of Rents

Icagen-T, Inc.	Deed of Sale

SCHEDULE XIII

[RESERVED]

SCHEDULE XIV

[RESERVED]

SCHEDULE XV

Pledged Equity

Icagen Inc.	Icagen Corp.	100,000 common shares	C01

	XRpro Sciences, Inc.	1,000 common shares	C-01

	Caldera Discovery, Inc.	100 common shares	C-01

SCHEDULE XVI

Locations of Collateral

Icagen Inc.

4222 Emperor Boulevard, Suite 350

Research Triangle Park

Durham, NC, 27703

Icagen Corp.

4222 Emperor Boulevard, Suite 350

Research Triangle Park

Durham, NC, 27703

Icagen-T, Inc.

2090 E Innovation Park Drive

Tucson, AZ 85755

SCHEDULE XVII

Licenses, Etc.

None

Schedule XVIII

Notices. Etc. Re: Exercise of Rights by certain parties under Licenses

None

SCHEDULE XIX

No Termination Etc. of Licenses

None